Commitments and contingencies	12 Months Ended
Dec. 31, 2018
Commitments And Contingencies [Abstract]
Commitments and contingencies
23.	Commitments and contingencies

Obligations under leases

The Group leases certain properties under non-cancellable operating lease agreements. The lease terms are between one and sixteen years, and the majority of the lease agreements are renewable at the end of the lease period.

The future minimum lease payments under non-cancellable operating leases as at December 31 are as follows:

	2018	2017	2016
	(in € millions)
Not later than one year	62	47	25
Later than one year but not more than 5 years	288	244	97
More than 5 years	483	478	90
	833	769	212

Total lease expenses were €79 million, €52 million, and €19 million for the years ended December 31, 2018, 2017, and 2016, respectively.

Commitments

The Group is subject to the following minimum royalty payments associated with its license agreements as at December 31.

	2018	2017	2016
	(in € millions)
Not later than one year	548	1,060	26
Later than one year but not more than 5 years	152	635	14
	700	1,695	40

In addition to the minimum guarantees listed above, we are also subject to a service agreement with Google for the use of Google Cloud Platform with minimum spend commitments of €270 million over the next 2 years.

Contingencies

Various legal actions, proceedings, and claims are pending or may be instituted or asserted against the Group. These may include, but are not limited to, matters arising out of alleged infringement of intellectual property; alleged violations of consumer regulations; employment-related matters; and disputes arising out of supplier and other contractual relationships. As a general matter, the music and other content made available on the Group’s service are licensed to the Group by various third parties. Many of these licenses allow rights holders to audit the Group’s royalty payments, and any such audit could result in disputes over whether the Group has paid the proper royalties. If such a dispute were to occur, the Group could be required to pay additional royalties, and the amounts involved could be material. The Group expenses legal fees as incurred. The Group records a provision for contingent losses when it is both probable that a liability has been incurred and the amount of the loss can be reasonably estimated. An unfavorable outcome to any legal matter, if material, could have an adverse effect on the Group’s operations or its financial position, liquidity, or results of operations.

Since July 2017, six lawsuits alleging unlawful reproduction and distribution of musical compositions have been filed against the Group in (i) the U.S. District Court for the Middle District of Tennessee (Bluewater Music Services Corporation v. Spotify USA Inc., No. 3:17-cv-01051; Gaudio et al. v. Spotify USA Inc., No. 3:17-cv-01052; Robertson et al. v. Spotify USA Inc., No. 3:17-cv-01616; and A4V Digital, Inc. et al. v. Spotify USA Inc., 3:17-cv-01256), (ii) in the U.S. District Court for the Southern District of Florida (Watson Music Group, LLC v. Spotify USA Inc., No. 0:17-cv-62374), and (iii) the U.S. District Court for the Central District of California (Wixen Music Publishing Inc. v. Spotify USA, Inc., 2:17-cv-09288). The complaints seek an award of damages, including the maximum statutory damages allowed under U.S. copyright law of US$150,000 per work infringed. The Wixen v. Spotify lawsuit was voluntarily dismissed on December 20, 2018 after the parties reached a mutual settlement. We expect the Watson v. Spotify lawsuit to be voluntarily dismissed upon the Effective Date of the Ferrick class settlement (following expiration of the remaining opportunity to appeal). The Group intends to vigorously defend the remaining claims.